UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TRIPADVISOR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 23, 2016.

Meeting Information

TRIPADVISOR, INC.

Meeting Type: Annual Meeting

For holders as of: April 25, 2016

Date: June 23, 2016 Time: 11:00 A.M. EDT Location: Sheraton Needham Hotel

100 Cabot Street Needham, MA 02494

TRIPADVISOR, INC. 400 1st AVENUE NEEDHAM, MA 02494

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

proxy See the materials reverse and side voting of this instructions. notice to obtain

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How to Before Access the You Proxy Vote Materials

Proxy Materials Available to VIEW or RECEIVE:

COMBINED DOCUMENT

How to View Online:

Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-690-6903 3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 9, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to the meeting are available by visiting www.tripadvisor.com and clicking on the “About Us” link.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

1. Election of Directors

01) Sukhinder Singh Cassidy 02) Stephen Kaufer 03) Gregory B. Maffei 04) Dipchand (Deep) Nishar 05) Jeremy Philips 06) Spencer M. Rascoff 07) Albert E. Rosenthaler 08) Robert S. Wiesenthal

Each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal.

2. To ratify the appointment of KPMG LLP as TripAdvisor, Inc.’s independent registered public accounting firm for the year ending December 31, 2016.

3. To approve the TripAdvisor, Inc. Amended and Restated 2011 Stock and Annual Incentive Plan to, among other things, (i) limit the amount of annual awards that could be made to non-employee directors, (ii) disallow acceleration of equity awards upon a change in control only (a “single trigger”) and (iii) provide for acceleration of equity awards upon the death of a participant.

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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